EXHIBIT 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of First Solar, Inc., a Delaware corporation, for the fiscal year ended December 29, 2007, as filed with the Securities and Exchange Commission, each of the undersigned officers of First Solar, Inc. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:
(1)	the Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of First Solar, Inc. for the fiscal years ended presented therein.

Date: February 21, 2008	/s/ MICHAEL J. AHEARN
Michael J. Ahearn
Chief Executive Officer

Date: February 21, 2008	/s/ JENS MEYERHOFF
Jens Meyerhoff
Chief Financial Officer